UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 8, 2020
Century Aluminum Company
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34474	13-3070826
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One South Wacker Drive
Suite 1000
Chicago
Illinois	60606
(Address of Principal Executive Offices)	(Zip Code)
(312)	696-3101
(Registrant's telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, $0.01 par value per share	CENX	Nasdaq Stock Market LLC
(Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b– 2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
The Annual Meeting was held on June 8, 2020. A total of 80,851,566 shares of the Company's common stock were present or represented by proxy at the meeting, representing approximately 90% of the shares outstanding and entitled to vote at the Annual Meeting, thus providing a quorum.
The number of votes cast for, against or withheld, as well as abstentions and broker non-votes, as applicable, with respect to each proposal considered at the Annual Meeting is as follows:
Proposal No. 1: Election of Jarl Berntzen, Michael Bless, Cynthia Carroll, Errol Glasser, Wilhelm van Jaarsveld and Andrew Michelmore to the Company's Board of Directors
The Company's stockholders elected Mr. Berntzen, Mr. Bless, Ms. Carroll, Mr. Glasser, Mr. van Jaarsveld and Mr. Michelmore to serve on the Company's Board of Directors for a one year term expiring at our annual meeting in 2021 by the votes indicated below.

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Jarl Berntzen	68,440,500	1,340,661	11,070,405
Michael Bless	69,058,150	723,011	11,070,405
Cynthia Carroll	69,595,436	185,725	11,070,405
Errol Glasser	69,110,467	670,694	11,070,405
Wilhelm van Jaarsveld	69,384,815	396,346	11,070,405
Andrew Michelmore	69,114,081	667,080	11,070,405
Proposal No. 2: Ratification of Appointment of Independent Registered Public Accounting Firm
The proposal to ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2020 was approved by the votes indicated below. There were no broker non-votes on this proposal.

Votes For	Votes Against	Abstentions	Broker Non-Votes
79,441,949	1,255,085	154,532	-

Proposal No. 3: Advisory vote on the compensation of named executive officers
The allocation of votes for the non-binding advisory vote to approve the compensation of the Company's named executive officers (“say on pay”) was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
61,126,754	7,214,007	1,440,400	11,070,405

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTURY ALUMINUM COMPANY
Date:	June 11, 2020	By:	/s/ Jesse E. Gary
			Name:	Jesse E. Gary
			Title:	Executive Vice President, Chief Operating Officer and General Counsel